Contingent assets and liabilities	12 Months Ended
Dec. 31, 2017
Contingent assets and liabilities
Contingent assets and liabilities

27. Contingent assets and liabilities

On March 13, 2014, we announced the signing of a definitive agreement to sell the service division operations to Charles River Laboratories International, Inc. or CRL for a total consideration of up to €134 million. CRL agreed to pay us an immediate cash consideration of €129 million. The potential earn-out of €5 million due upon achievement of a revenue target 12 months after transaction closing has not been obtained. Approximately 5% of the total consideration, including price adjustments, was being held on an escrow account. Four claims have been introduced by CRL, which have all been settled for a total amount of €1.3 million. In the first half of 2017 the remaining balance of €6.6 million was released in full, as final agreement between the parties was reached.

Following the divestment, we remained guarantor until early February 2017 in respect of the lease obligations for certain U.K. premises. Finally, following common practice, we have given customary representations and warranties which are capped and limited in time (since April 1, 2016, CRL can only introduce a claim covered by the Tax Deed (during a period of 5 years), other claims related to the sale cannot be submitted anymore).

In the course of 2008, a former director of one of our subsidiaries sued for wrongful termination and seeks damages of €1.5 million. We believe that the amount of damages claimed is unrealistically high. On January 29, 2016, the court made a 1st degree judgment, dismissing all claims in full. In appeal, the 2nd degree court instructed the 1st degree court to conduct a new trial, which is currently pending. A first hearing was held on January 24, 2018, where a motion for a financial expertise was filed by the plaintiff. A decision on said motion is under consideration of the court and a further hearing will be scheduled. The timing of this further hearing can however not be predicted with any degree of certainty. Considering the defense elements provided to date, as well as the fact that so far the court has made no decision indicating that the claim would be sustained, our board and management evaluated the risk to be possible, but not likely. Accordingly, it was decided not to record any provision as the exposure was considered to be limited.